Exhibit 1.01

KVH Industries, Inc.

CONFLICT MINERALS REPORT

This Conflict Minerals Report of KVH Industries, Inc. (“KVH”, “we”, or “our”) has been prepared pursuant to Rule 13p-1 promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period January 1, 2017 to December 31, 2017.

Rule 13p-1 and Form SD require companies to disclose certain information regarding products that they manufacture, or contract to manufacture, when: (a) those products contain one or more of the minerals gold, columbite-tantalite (coltan), cassiterite, or wolframite, or their derivatives tantalum, tin, and tungsten (the “Conflict Minerals”); (b) those Conflict Minerals are necessary to the functionality or production of those products; and (c) those Conflict Minerals originated, or may have originated, in the Democratic Republic of the Congo or in a country that shares an internationally recognized border with the Democratic Republic of the Congo (the “Covered Countries”).

Section 1.  Product Review and Reasonable Country of Origin Inquiry

Section 1.1  Product Review

KVH conducted an analysis of its product lines and determined that Conflict Minerals are used in its system-level products and components.

Section 1.2  Reasonable Country of Origin Inquiry and Conclusion

KVH’s international supply chain is complex. KVH is several layers removed from the smelters in its supply chain, making it difficult to trace the origin of any Conflict Minerals necessary to the functionality or production of its products. Due to the breadth and complexity of our products and supply chain, it will take time for many of our suppliers to verify the origin of all of the Conflict Minerals supplied to us.

For our 2017 reasonable country of origin inquiry (“RCOI”), we reviewed our suppliers of direct materials, components and system-level products (collectively referred to as “Supplier Materials”). We generated internal reports analyzing all Supplier Material purchases for 2017 (“Total Supplier Spend”). We then ranked each supplier based on the aggregate Total Supplier Spend. We determined that suppliers with $25,000 or more in Total Supplier Spend accounted for 96% of Total Supplier Spend made by KVH during 2017, and determined that it would be reasonable to concentrate our RCOI efforts on this group of 90 suppliers. We refer to this group of suppliers as our “Primary Suppliers.”

We then elected to survey all our Primary Suppliers. For 2017, KVH did not exclude any suppliers based on the type of Supplier Materials sold to KVH. Although this same approach was taken in 2016, KVH decided to expand the scope of its RCOI in 2017 by lowering the Total Supplier Spend threshold from $50,000 in 2016 to $25,000 in 2017. This approach effectively increased the number of Primary Suppliers surveyed by KVH from 77 in 2016 to 90 in 2017.

In our 2017 RCOI, we surveyed our Primary Suppliers using a template developed by the Responsible Business Alliance (RBA) and the Global e-Sustainability Initiative (GeSI) (the “Conflict Minerals Reporting Template”). KVH sent the Conflict Minerals Reporting Template to all 90 Primary Suppliers and received 90 responses, which represented 100% of our targeted supplier group. Of the 90 responses received by KVH, 23 indicated that the Conflict Minerals used in Supplier Materials supplied to KVH came from “conflict-free” sources and furnished a list of their verified smelters; 43 confirmed that no Conflict Minerals were used in the Supplier Materials supplied to KVH; and 24 indicated that they were unsure of the origin of the Conflict Minerals in the Supplier Materials that they supplied to us.

Consequently, we concluded that, for 2017, as in prior reporting years, we do not have sufficient information from our suppliers or other sources to determine with specificity the countries of origin of the Conflict Minerals used in our products or whether they are from recycled or scrap sources. Therefore, we cannot exclude the possibility that some of these Conflict Minerals may have originated in the Covered Countries and/or are not from recycled or scrap sources.

Section 2.  Due Diligence

KVH’s due diligence efforts related to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by KVH; (iii) for which the manufacture was completed during 2017; and (iv) for which KVH was unable to form the basis for a reasonable belief that none of the Conflict Minerals necessary to the functionality or production of those products originated in a Covered Country. The products, which are hereinafter referred to collectively as the “Covered Products,” include KVH’s mobile satellite communications products and components, as well as inertial navigation products and components.

Section 2.1  Design of KVH’s Due Diligence Measures

KVH designed its due diligence measures to conform to the framework set forth in the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High-Risk Areas (Second Edition), including the related supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”).

Section 2.2  Due Diligence Measures Performed by KVH

The due diligence processes followed by KVH are described below under sub-headings corresponding to the five-step framework of the OECD Guidance.

1.              Management Systems

We previously established and have maintained throughout 2017 internal processes for Conflict Minerals supply chain due diligence and reporting. As part of that step, we implemented a Conflicts Minerals Policy Statement and related procedures to help support our supply chain due diligence efforts and communication processes designed to provide information, including our Conflict Minerals Policy Statement, to our suppliers and to the public. In this regard, our supplier purchase contracts include terms and conditions and other contractual flow-downs requiring supplier cooperation and compliance with KVH’s due diligence efforts. We also maintain a “Supplier Information” web page to facilitate supplier access to important documents, including but not limited to KVH’s Conflicts Minerals Policy Statement, Standard Terms and Conditions of Purchase and General Quality Clauses, each of which can be found at http://www.kvh.com/suppliers.

For 2017, our efforts to identify smelters/refiners in our supply chain was facilitated through the use of due diligence tools created by the Responsible Minerals Initiative (“RMI”) founded by the RBA and GeSI for independent third-party audit information, including the Conflict Minerals Reporting Template. The information furnished by our Primary Suppliers was reviewed and analyzed by our internal team led by KVH’s Director of Global Supply Chain and retained within the company’s document retention system. The data obtained from our Primary Suppliers was vetted by our Global Supply Chain team and then used to generate a comprehensive list of all smelters/refiners that had been identified by our Primary Suppliers, which list was then cross-referenced against information from RMI’s Responsible Minerals Assurance Process (“RMAP”) to help us identify the compliant smelters/refiners and origin of minerals processed.

2.              Assessment of Risk in the Supply Chain

In order to determine the origin of Conflict Minerals in the Covered Products:

•                  On February 20, 2018, we sent letters to our Primary Suppliers, explaining the rule and referring the suppliers to online training materials and instructions, and solicited survey responses using the Conflict Minerals Reporting Template.

•                  Having received responses from 56 of the 90 Primary Suppliers within the first week of March 2018, our Global Supply Chain team sent follow-up emails to all non-responsive Primary Suppliers on March 1, 2018.

•                  By March 16, 2018, KVH had received responses from 81 of the 90 Primary Suppliers, and over the next 4 weeks, members of KVH’s Global Supply Chain team began sending additional follow-up emails and making telephone calls to the remaining 9 Primary Suppliers, and, on April 20, 2018, KVH had received responses from all 90 of its Primary Suppliers.

•                  Having received responses from 100% of our Primary Suppliers, KVH then reviewed the responses in detail and followed up on any incomplete or ambiguous responses.

•                  Our Global Supply Chain team identified 16 Primary Suppliers who have reported themselves to be DRC conflict undeterminable in 2015, 2016 and 2017. On May 7, 2018, we contacted these 16 Primary Suppliers to request specific information regarding any actions they have taken to improve their due diligence process and compliance efforts.

•                  KVH then compared the smelters/refiners identified by its Primary Suppliers against the list of facilities that have received a “conformant” designation from the RMI’s RMAP, which designations provide country of origin and due diligence information on the Conflict Minerals sourced by such facilities.

3.              Strategies to Respond to Identified Risks

KVH’s due diligence efforts are an evolving process that we strive to improve by: (i) focusing on the reliability and quality of the information received from our Primary Suppliers; (ii) reviewing responses and following up on incomplete, inaccurate or ambiguous data; (iii) contacting Primary Suppliers who have consistently reported products to be “DRC conflict undeterminable” to determine what steps they have taken to improve their due diligence processes; and (iv) maintaining internal processes designed to emphasize the importance of supplier cooperation and compliance with our Conflict Minerals Policy Statement through readily accessible policies and contractual flow-down clauses governing the business relationship, which not only provide us with leverage to promote compliance but also the flexibility needed to reassess and/or terminate certain relationships, as appropriate.

4.              Independent Third-Party Audits

As a result of KVH’s position in the supply chain, there are generally several tiers of suppliers between KVH and the smelters/refiners in our supply chain, and therefore we do not conduct or commission independent third-party audits of the smelters and refiners from which our Primary Suppliers source Conflict Minerals. KVH has relied upon industry initiatives, including the RMI’s RMAP, for independent third-party audit information.

5.              Reporting

With the preparation and submission of this Conflict Minerals Report, KVH has provided a public report of its due diligence measures with regard to the sourcing of Conflict Minerals. A copy of this report is available at http://www.kvh.com/secfilings.

Section 3.  Results of Due Diligence

The response rate among our Primary Suppliers in 2017 was 100%. Among the responses, some of our Primary Suppliers were unable to identify any of the smelters or refiners used in the Supplier Materials supplied to us and certain responses also included names of smelters or refiners that we believe may have been incomplete or misidentified. Such names have not been included among the list of smelters and refiners identified by our Primary Suppliers in Annex 1 below.

In total, we identified approximately 1665 smelters as potential sources of Conflict Minerals that were reported to be in the supply chain at some point during the 2017 calendar year. The table below presents the total number of identified smelters or refiners for each mineral and the corresponding percentage of each group that we have been able to verify as conflict-free according to information provided on the RMI website.

Metal	Total Number of Identified Smelters for Each Metal	Identified Smelters or Refiners Verified as RMAP Conformant
Gold	482	20%
Tantalum	92	41%
Tin	919	7%
Tungsten	172	22%

For the Conflict Minerals contained in the Covered Products, KVH’s due diligence efforts failed to clarify whether the Conflict Minerals contained in those products may have originated in a Covered Country or came from recycled or scrap sources. Certain Primary Suppliers did identify smelters that KVH believes to be higher-risk based on publicly available information, including:

•                  African Gold Refinery

•                  Fidelity Printers and Refiners Ltd.

•                  Phoenix Metal Ltd.

•                  Sudan Gold Refinery

•                  Universal Precious Metals Refining Zambia

We were unable to validate that any of the smelters or refiners identified by our Primary Suppliers, including the smelters identified above, are actually in our supply chain. KVH has initiated risk mitigation activities with respect to the higher-risk suppliers, and, will direct its suppliers to identify alternate sources, if necessary.

Based on our due diligence efforts, KVH has concluded that we do not have sufficient information to determine with specificity the country of origin of all of the Conflict Minerals in our Covered Products or to determine whether the Conflict Minerals were from recycled or scrap sources. Based on the information received from our Primary Suppliers, KVH believes that the facilities that may have been used to process Conflict Minerals in our Covered Products include the smelters and refiners listed in Annex 1 below.

Section 4.  Future Steps to Improve Due Diligence

In order to improve our due diligence process and compliance efforts for 2018, KVH intends to:

•                  Continue to gather additional information which will assist us in determining whether the Conflict Minerals we utilize benefit armed groups contributing to human rights violations;

•                  Continue to collect and evaluate supplier responses and follow-up with those suppliers that we have deemed to be a higher risk due to incomplete or ambiguous responses, and

•                  Continue to review, and, if necessary, reassess supplier relationships based on information and resources provided by third-party conflict minerals audit programs such as the RMI’s RMAP and other industry initiatives promoting responsible mineral sourcing practices.

KVH will continue to expect our suppliers to reasonably assure us that the minerals in the products they supply are conflict free.

Section 5.  Forward Looking Statements

This report includes forward-looking statements that involve risks and uncertainties, including for example statements regarding our due diligence processes with respect to Conflict Minerals. Forward-looking statements are not guarantees of future performance. KVH assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Annex 1

* Denotes smelters/ refiners that received a “conflict-free” designation from an independent third-party audit program, as of May 29, 2018.

Metal	Smelter or Refiner Name	Country
Gold	PJ-USA	American Samoa
Gold	L’Orfebre S.A.	Andorra
Gold	Abington Reldan Metals, LLC	Australia
Gold	AGR (Perth Mint Australia)	Australia
Gold	AGR Mathey	Australia
Gold	ANZ Banking	Australia
Gold	Heesung Metal Ltd.	Australia
Gold	Morris and Watson	Australia
Gold	Perth Mint	Australia
Gold	Western Australian Mint (T/a The Perth Mint)*	Australia
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	Austria
Gold	Tony Goetz NV	Belgium
Gold	Umicore Beligium	Belgium
Gold	Umicore S.A. Business Unit Precious Metals Refining*	Belgium
Gold	Empresa Metallurgica Vinto	Bolivia
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	Brazil
Gold	Marsam Metals*	Brazil
Gold	Umicore Brasil Ltda*	Brazil
Gold	Asahi Refining Canada Limited*	Canada
Gold	CCR Refinery - Glencore Canada Corporation*	Canada
Gold	Johnson Matthey Canada	Canada
Gold	Johnson Matthey Limited	Canada
Gold	Royal Canadian Mint*	Canada
Gold	Williams Gold Refining Co., Inc.	Canada
Gold	Xstrata Canada Corporation	Canada
Gold	Coldeco	Chile
Gold	Planta Recuperadora de Metales SpA*	Chile
Gold	Acade Metals Co., Ltd.	China
Gold	Acade Noble Metal (Zhao Yuan) Corporation	China
Gold	Academy Precious Metals (China) Co., Ltd.	China
Gold	SGE (Shanghai Gold Exchange)	China
Gold	Allgemeine Gold	China
Gold	Anhui Tongling Non-Ferrous Pioneer Metals Corporation	China
Gold	Baiyin Nonferrous Group Co., Ltd.	China
Gold	Changzhou Chemical Research Institute Co., Ltd.	China
Gold	Cheong Hing	China

Metal	Smelter or Refiner Name	Country
Gold	China Sino-Platinum Metals Co., Ltd.	China
Gold	China Gold International Resources Corp. Ltd.	China
Gold	China Golddeal	China
Gold	China Guangdong Hetai Mine Gold	China
Gold	China Henan Zhongyuan Gold Smelter	China
Gold	China National Gold Group Corp.	China
Gold	China Tin Co., Ltd.	China
Gold	China Shandong Gold Mining Co., Ltd.	China
Gold	Cookson Sempsa	China
Gold	Danyang Huaxing Metal Material Co., Ltd.	China
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Dongguan Cameroon Chemical Materials Co., Ltd	China
Gold	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	China
Gold	Dongguan Dongxu Metal Surface Handle Co. Ltd.	China
Gold	Dongguan Standard Electronic Material Co., Ltd.	China
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	China
Gold	Dong-Wo Co., Ltd.	China
Gold	Duoxin	China
Gold	Echememi Enterprise Corp. (Futures Exchange)	China
Gold	Fujian Zijin Mining Stock Company Gold Smelter	China
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	China
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	China
Gold	Geiju Non-Ferrous Metal Processing Co., Ltd.	China
Gold	Gejiu Zili Mining and Metallurgy Co., Ltd.	China
Gold	Gold and Silver Refining Strokes Ltd.	China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	China
Gold	Gong An Ju	China
Gold	Great Wall Precious Metals Co., Ltd.	China
Gold	Guandong Jinding Material Co., Ltd.	China
Gold	Guangdong Jinding Gold Co., Ltd.	China
Gold	Guangdong MingFa Precious Metal Co., Ltd.	China
Gold	GuangZHou Jin Ding	China
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Gold	Henan Zhongyuan Refinery & Henan San Men Xia	China
Gold	Henan Middle Plain Gold Smelt	China
Gold	Henan Province Sanmenxia City Gold Smelter	China
Gold	Henan San Men Xia	China
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd.	China
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	China

Metal	Smelter or Refiner Name	Country
Gold	Henan Yuguang Gold and Lead Co., Ltd	China
Gold	Henan Zhongyuan Gold Smelter Co., Ltd.	China
Gold	Heraeus (zhaoyuan)Precious Metal Materials Co., Ltd.	China
Gold	Heraeus Ltd Hong Kong	China
Gold	Heraeus Metals Hong Kong Ltd.*	China
Gold	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd.	China
Gold	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	China
Gold	Heraeus (Zhao Yuan)	China
Gold	Honorable Hardware Craft Product Limited Company	China
Gold	Hunan Chenzhou Mining Co., Ltd.	China
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	China
Gold	JCC	China
Gold	Jiangsu Sue Large Special Chemical Reagent Co., Ltd.	China
Gold	Jiangxi Copper Co., Ltd.*	China
Gold	Jie Sheng	China
Gold	Jin Dong Heng	China
Gold	Jin Jinyin Refining Company Limited	China
Gold	JinBao Electronic Co., Ltd.	China
Gold	Jinfeng Gold Mine Smelter	China
Gold	Jinlong Copper Co., Ltd.	China
Gold	Johnson Matthey Hong Kong Ltd.	China
Gold	Kanfort Industrial (Yantai) Co. Ltd.	China
Gold	Kanfort International Holding	China
Gold	Kee Shing	China
Gold	Kunshan Jinli Chemical Industry Reagents Co., Ltd.	China
Gold	Laizhou Shandong	China
Gold	Lian Xing Plating Factory	China
Gold	Lingbao Gold Co., Ltd.	China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
Gold	Luo Yang Zijin Yinhui Gold Smelting Co., Ltd.	China
Gold	Macderlun	China
Gold	Metalor Technologies (HK)*	China
Gold	Metalor Technologies (Suzhou) Ltd.*	China
Gold	Metalor Technology Co., Ltd.	China
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	China
Gold	Nam Hing Industrial Laminate Ltd.	China
Gold	Penglai Penggang Gold Industry Co., Ltd.	China
Gold	Realized Enterprise Co., Ltd.	China
Gold	Refinery of Seemine Gold Co., Ltd.	China
Gold	Sandong Zhao Jin Bullion Refinery Ltd.	China

Metal	Smelter or Refiner Name	Country
Gold	Sanmenxia HengSheng Science Technology R&D Co., Ltd.	China
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	China
Gold	Sanmenxia R&D Co., Ltd.	China
Gold	SGE (Shanghai Gold Exchange)	China
Gold	Shan Dong Huangjin	China
Gold	Shandon Jin Jinyin Refining Limited	China
Gold	Shandong Gold Mine (Laizhou) Smelter Co., Ltd.	China
Gold	Shandong Guoda gold Co., Ltd.	China
Gold	Shandong Penglai Gold Smelter	China
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
Gold	Shandong Yanggu Xiangguang Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	China
Gold	Shandong Zhaojin Group Co., Ltd.	China
Gold	Shandong Zhaojinlifu	China
Gold	Shang Hai Gold Exchange	China
Gold	Shang Hai Gold Trader	China
Gold	Shangdong Gold (Laizhou)	China
Gold	Shangdong Zhaojin Group	China
Gold	Shangdong Zhaoyuanzhaojin Company	China
Gold	Shen Zhen Thousand Island Ltd.	China
Gold	Shenzhen Baoan District Public Security Bureau	China
Gold	Shenzhen Chemicals & Light Industry Co., Ltd.	China
Gold	Shenzhen Fujun Material Technology Co., Ltd.	China
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China
Gold	Shenzhen Tiancheng Chemical Co., Ltd.	China
Gold	Shenzhen Tiancheng Chemical Industry Limited Company	China
Gold	ShenZhen Urban Pubic Bureau of China	China
Gold	Shenzhen Zhengtiianwei Techndlogzes Co. Limited	China
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	China
Gold	SKE (China): Shanghai Kyocera Electronics Co., Ltd.	China
Gold	Soochow University’s	China
Gold	Standard Bank	China
Gold	Stender Electronic Materials Co., Ltd.	China
Gold	Stent Chemical (Group) Co., Ltd.	China
Gold	Sumitomo	China
Gold	Suzhou Industrial Park	China
Gold	Suzhou Xingrui Noble	China
Gold	Tai Zhou Chang San Jiao Electron Co., Ltd.	China
Gold	Taizhou Chang San Jiao Electric Company	China
Gold	Taizhou Changsanjiao Co., Ltd.	China

Metal	Smelter or Refiner Name	Country
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	China
Gold	Taizhou Delta Electronics Co., Ltd.	China
Gold	Tanaka Electronics (Singapore) Pte., Ltd.	China
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	China
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	The Refinery of Shandong Gold Mining Co., Ltd.*	China
Gold	Tian Cheng	China
Gold	Tiancheng Chemical	China
Gold	Tong Ding Metal Company Ltd.	China
Gold	Tongling Nongferrous Metals Group Holdings Co., Ltd.	China
Gold	Uniforce Metal Industrial Corp.	China
Gold	Wuxi Middle Treasure Materials	China
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	China
Gold	Yantai NUS Safina Tech Environmental Refinery Co., Ltd.	China
Gold	Yantai to Zhaojin Mai Fu- Precious Metals Limited	China
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	China
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	China
Gold	Yantai Zhaojin Lai Fook Precious Metals Limited	China
Gold	Yantai Zhaojin Lifu Precious Metals Co., Ltd.	China
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	China
Gold	Yantai Zhaojinlifu	China
Gold	Yoo Chang Metal	China
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	China
Gold	Yunnan Copper Industry Co., Ltd.	China
Gold	Yunnan Metallurgical Group Co., Ltd.	China
Gold	Yunnan Tin Co., Ltd.	China
Gold	Yunsin	China
Gold	Zhao yuan gold smelter of ZhongJin Gold Corporation	China
Gold	Zhaojin Gold & Silver Refinery Co., Ltd.	China
Gold	Zhaojin Gold Argentine Refining Company Limited	China
Gold	Zhaojin Group and Gold Mineral China Co., Ltd. of Shandong Zhaoyuan	China
Gold	Zhaojin Group&Gold Mineral China Co., Ltd.	China
Gold	Zhaojin Lai Fuk	China
Gold	Zhaojin Mining Industry Co., Ltd.	China
Gold	Zhaojin Refining	China
Gold	Zhaoyuan Gold Mine	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhongjin Gold Corporation Limited	China
Gold	Zhongkuang Gold Industry Limited Company	China
Gold	Zhongshan Poison Material Monopoly Company	China

Metal	Smelter or Refiner Name	Country
Gold	Zhongshan Public Security Bureau	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	China
Gold	Zijin Mining Group Co., Ltd.	China
Gold	Safina A.S.*	Czech Republic
Gold	Ercei	France
Gold	Linxens	France
Gold	Metalor France	France
Gold	Orelec	France
Gold	SAAMP*	France
Gold	STPI Group	France
Gold	Allgemeine Gold & Silberscheideanstalt*	Germany
Gold	Atotech	Germany
Gold	Aurubis AG*	Germany
Gold	C. Hafner GmbH + Co. KG*	Germany
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany
Gold	Doduco GmbH*	Germany
Gold	ESG Edelmetallservice GmbH & Co. KG	Germany
Gold	Feinhutte Halsbrucke GmbH	Germany
Gold	Heimerdinger	Germany
Gold	Heimerle + Meule GmbH*	Germany
Gold	Heraeus Materials Technology	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG*	Germany
Gold	HMG	Germany
Gold	Inovan GmbH	Germany
Gold	Kyocera	Germany
Gold	LBMA	Germany
Gold	SAXONIA Edelmetalle GmbH*	Germany
Gold	Sindlhauser Materials GmbH	Germany
Gold	Umicore Galvanotechnik GmbH	Germany
Gold	Wieland Edelmetalle GmbH*	Germany
Gold	Cheong Hing	Hong Kong
Gold	Heraeus Hong Kong	Hong Kong
Gold	Heraeus Limited	Hong Kong
Gold	Heraeus Ltd.	Hong Kong
Gold	Heraeus Ltd. Hong Kong	Hong Kong
Gold	Heraeus Ltd. Heraeus Technology	Hong Kong
Gold	Kee Shing	Hong Kong
Gold	Metalor Technologies (HK)	Hong Kong
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	Hong Kong
Gold	Scotia Mocatta	Hong Kong

Metal	Smelter or Refiner Name	Country
Gold	Standard Bank	Hong Kong
Gold	Uniforce Metal Industrial Corp.	Hong Kong
Gold	Balore Refinersga	India
Gold	Bangalore Refinary	India
Gold	GCC Gujrat Gold Centre Pvt., Ltd.	India
Gold	Gujarat Gold Centre	India
Gold	Hutti Gold Mines Co.	India
Gold	MMTC-PAMP India Pvt., Ltd.*	India
Gold	Sai Refinery	India
Gold	The Hutti Gold Company	India
Gold	The Hutti Gold Mines Co., Ltd.	India
Gold	PT Aneka Tambang (Persero) Tbk*	Indonesia
Gold	PT Indra Eramult Logam Industri	Indonesia
Gold	PT Koba Tin	Indonesia
Gold	PT Tambang Timah	Indonesia
Gold	Rui Sheng	Indonesia
Gold	Timah Company	Indonesia
Gold	Chimet S.p.A.*	Italy
Gold	Faggi Enrico S.p.A.	Italy
Gold	Italpreziosi*	Italy
Gold	Safimet S.p.A*	Italy
Gold	T.C.A. S.p.A*	Italy
Gold	AIDA Chemical Industries Co., Ltd.*	Japan
Gold	Amagasaki Factory, Hyogo Prefecture	Japan
Gold	Asahi Pretec Corp.*	Japan
Gold	Asaka Riken Co., Ltd.*	Japan
Gold	C. Uyemura & Co., Ltd.	Japan
Gold	Chugai Mining Co., Ltd.	Japan
Gold	Dowa Metalmine Co., Ltd.	Japan
Gold	Dowa Metals & Mining Co., Ltd.	Japan
Gold	Dowa Metals & Mining. Kosak Seiren	Japan
Gold	Dowa*	Japan
Gold	Eco-System Recycling Co., Ltd.*	Japan
Gold	Harima Smelter	Japan
Gold	Hisikari Mine	Japan
Gold	Ishifuku Metal Industry Co., Ltd.*	Japan
Gold	Isifuku Kinzoku Kougyo Souka Kojyo	Japan
Gold	Japan Mint*	Japan
Gold	Japan Pure Chemical	Japan
Gold	JX Nippon Mining & Metals Co., Ltd.*	Japan

Metal	Smelter or Refiner Name	Country
Gold	Kojima Chemical Co., Ltd.*	Japan
Gold	Kojima Kagaku Yakuhin Co., Ltd.	Japan
Gold	Kojima-Chemical	Japan
Gold	Kosak Seiren	Japan
Gold	Kyocera	Japan
Gold	LBMA	Japan
Gold	Matsuda Sangyo Co. Ltd.*	Japan
Gold	MEM (Sumitomo Group)	Japan
Gold	Mitsubishi Material Corporation*	Japan
Gold	Mitsui & Co Precious Metals Inc.	Japan
Gold	Mitsui Kinzoku Co., Ltd.	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.*	Japan
Gold	Morigin Co., Ltd.	Japan
Gold	Morigin Company	Japan
Gold	N.E. Chemcat Corporation	Japan
Gold	Natsuda Sangyo Co., Ltd.	Japan
Gold	Neomax Hitachi	Japan
Gold	Nihon Material Co., Ltd.*	Japan
Gold	Niihama Nickel Refinery	Japan
Gold	Nippon Micrometal Cop.	Japan
Gold	Nippon Mining & Metals	Japan
Gold	Ohura Precious Metal Industry Co., Ltd.*	Japan
Gold	Pan Pacific Copper Co., Ltd.	Japan
Gold	Sen Silver	Japan
Gold	Sendi (Japan): Kyocera Corporation	Japan
Gold	Senju Metal Industry Co., Ltd.	Japan
Gold	Senyin	Japan
Gold	Shinko Electric Industries Co., Ltd.	Japan
Gold	Shonan Plant Tanaka Kikinzoku	Japan
Gold	Singapore Tanaka	Japan
Gold	SMM	Japan
Gold	Sojitz	Japan
Gold	Strain DS Force Shop	Japan
Gold	Sumisho	Japan
Gold	Sumisho Materials Corp.	Japan
Gold	Sumitomo Metal Mining Co., Ltd.*	Japan
Gold	Tanaka Denshi Kogyo K.K.	Japan
Gold	Tanaka Electronics (Singapore) Pte., Ltd.	Japan
Gold	Tanaka Kikinzoku Group	Japan
Gold	Tanaka Kikinzoku Kogyo *	Japan

Metal	Smelter or Refiner Name	Country
Gold	Tokuriki Honten*	Japan
Gold	Tokuriki Tokyo Melters Assayers	Japan
Gold	Toyo Smelter & Refinery	Japan
Gold	Yamakin Co., Ltd.*	Japan
Gold	Yamamoto Precious Metal Co., Ltd.	Japan
Gold	Yokohama Metal Co., Ltd*	Japan
Gold	Zhu De Li	Japan
Gold	Kazakhmys Smelting LLC	Kazakhstan
Gold	Kazzinc Ltd.*	Kazakhstan
Gold	TOO Tau-Ken-Altyn	Kazakhstan
Gold	Daejin Indus Co., Ltd.*	Korea, Republic of
Gold	Daeryoung E&C	Korea, Republic of
Gold	Do Sung Corporation	Korea, Republic of
Gold	Dosung Metal	Korea, Republic of
Gold	DS Pretech Co., Ltd.	Korea, Republic of
Gold	DSC (Do Sung Corporation)*	Korea, Republic of
Gold	Handok	Korea, Republic of
Gold	Heesung Catalysts Corp.	Korea, Republic of
Gold	Heesung Metal Ltd.*	Korea, Republic of
Gold	HwaSeong CJ Co., Ltd.	Korea, Republic of
Gold	Hwasung CJ Co., Ltd.	Korea, Republic of
Gold	Korea Metal	Korea, Republic of
Gold	Korea Zinc Co., Ltd.*	Korea, Republic of
Gold	LG-Nikko	Korea, Republic of
Gold	LS-Nikko Copper Inc.*	Korea, Republic of
Gold	MK Electron	Korea, Republic of
Gold	MK Electronics	Korea, Republic of
Gold	MKE	Korea, Republic of
Gold	NH Recytech Company	Korea, Republic of
Gold	Samdok Metal	Korea, Republic of
Gold	Samduck Precious Metals*	Korea, Republic of
Gold	Samwon Metal	Korea, Republic of
Gold	SD (Samdok) Metal	Korea, Republic of
Gold	Sewon Korea	Korea, Republic of
Gold	SungEel HiMetal Co., Ltd.*	Korea, Republic of
Gold	SungEel HiTech	Korea, Republic of
Gold	Torecom*	Korea, Republic of
Gold	Yoo Chang Metal	Korea, Republic of
Gold	Kyrgyzaltyn JSC*	Kyrgyzstan
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania

Metal	Smelter or Refiner Name	Country
Gold	Modeltech Sdn., Bhd.	Malaysia
Gold	Caridad	Mexico
Gold	La Caridad	Mexico
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.*	Mexico
Gold	Met-Mex Penoles, S.A.	Mexico
Gold	Remondis Argentia B.V.	Netherlands
Gold	Schone Edelmetaal B.V.	Netherlands
Gold	Umicore	Netherlands
Gold	Morris and Watson	New Zealand
Gold	K.A.Rasmussen as	Norway
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	Philippines
Gold	Central Bank of the Philippines Gold Refinery & Mint	Philippines
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland
Gold	FSE Novosibirsk Refinery	Russian Federation
Gold	JSC “Aurat”	Russian Federation
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
Gold	JSC Uralelectromed*	Russian Federation
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation
Gold	Moscow Special Alloys Processing Plant*	Russian Federation
Gold	OJSC The Gulidov Krasnoyarsk Non-Ferrous Metals Plant (OJSC Krastsvetmet)*	Russian Federation
Gold	OJSC Kolyma Refinery	Russian Federation
Gold	OJSC Krastsvetmet	Russian Federation
Gold	OJSC Novosibirsk Refinery*	Russian Federation
Gold	Prioksky Plant of Non-Ferrous Metals*	Russian Federation
Gold	SOE Shyolkovsky Factory of Secondary Precious M*	Russian Federation
Gold	L’azurde Company for Jewelry	Saudi Arabia
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	Singapore
Gold	OGM	Singapore
Gold	OMG	Singapore
Gold	Rohm & Haas Elec. Materials	Singapore
Gold	Tamura	Singapore
Gold	AU Traders and Refiners*	South Africa
Gold	Harmony Gold Refinery	South Africa
Gold	Rand Refinery (Pty) Ltd.*	South Africa
Gold	Cookson Sempsa	Spain
Gold	SEMPSA Joyeria Plateria S.A.*	Spain
Gold	Boliden Mineral AB	Sweden
Gold	Argor-Heraeus S.A.*	Switzerland
Gold	Bank of Switzerland	Switzerland
Gold	Cendres & Metaux SA*	Switzerland

Metal	Smelter or Refiner Name	Country
Gold	CS	Switzerland
Gold	Metalor	Switzerland
Gold	Metalor Switzerland	Switzerland
Gold	Metalor Technologies S.A.*	Switzerland
Gold	PAMP S.A.*	Switzerland
Gold	PX Precinox S.A.*	Switzerland
Gold	UBS	Switzerland
Gold	UBS AG	Switzerland
Gold	UBS AG Bahnhofstr.	Switzerland
Gold	Valcambi S.A.*	Switzerland
Gold	Chernan Technology Co., Ltd.	Taiwan
Gold	E-Chem Enterprise Corp.	Taiwan
Gold	Foxconn Corporation	Taiwan
Gold	Hon Hai	Taiwan
Gold	Hon Hai Precision Industry Co., Ltd.	Taiwan
Gold	Hon Shen Co., Ltd	Taiwan
Gold	HonHai Precision Co., Ltd.	Taiwan
Gold	Jia Lung Corp.	Taiwan
Gold	Jinchang	Taiwan
Gold	Kuan Shuo Ind. Co., Ltd.	Taiwan
Gold	PYNMAX	Taiwan
Gold	Singway Technology Co., Ltd.*	Taiwan
Gold	Solar	Taiwan
Gold	Solar Applied Materials Technology Corp.*	Taiwan
Gold	Super Dragon Technology Co., Ltd.	Taiwan
Gold	Bangkok Assay	Thailand
Gold	Thailand Smelting & Refining Co., Ltd.	Thailand
Gold	Umicore Precious Metals Thailand*	Thailand
Gold	ATAkulche	Turkey
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	Istanbul Gold Refinery*	Turkey
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	Turkey
Gold	African Gold Refinery	Uganda
Gold	Al Etihad Gold LLC	United Arab Emirates
Gold	Al Etihad Gold Refinery DMCC*	United Arab Emirates
Gold	Empresa Metallurgica Vinto	United Arab Emirates
Gold	Kaloti Precious Metals	United Arab Emirates
Gold	London Bullion Market Association	United Kingdom
Gold	Abington Reldan Metals, LLC	United States
Gold	Accurate Refining Group	United States

Metal	Smelter or Refiner Name	Country
Gold	Advanced Chemical Company*	United States
Gold	Alpha Assembly	United States
Gold	Asahi Refining USA Inc.*	United States
Gold	Asarco LLC	United States
Gold	AURA-II	United States
Gold	Auston Powder	United States
Gold	Colt Refining	United States
Gold	Cookson	United States
Gold	Electro Metals	United States
Gold	Elemetal Refining, LLC	United States
Gold	Enthone	United States
Gold	Ferro Corporation	United States
Gold	Geib Refining Corporation*	United States
Gold	Heraeus Group	United States
Gold	Heraeus Precious Metals, Inc.	United States
Gold	Heraeus USA	United States
Gold	Jhonson Mattehey	United States
Gold	JM USA	United States
Gold	Johnson Matthey USA	United States
Gold	Kennecott Utah Copper LLC*	United States
Gold	Littelfuse	United States
Gold	Materion Advanced Metals*	United States
Gold	Mead Metals	United States
Gold	Metalor	United States
Gold	Metalor USA Refining Corporation*	United States
Gold	Nathan Trotter & Co., Inc.	United States
Gold	Ohio Precious Metals, LLC	United States
Gold	Pease & Curren	United States
Gold	Precious Metal Sales Corp.	United States
Gold	Republic Metals Corporation*	United States
Gold	Sabin Metal Corp.	United States
Gold	ScotiaMocatta, The Bank of Nova Scotia	United States
Gold	So Accurate Refining Group	United States
Gold	Technic Inc.	United States
Gold	Umicore Precious Metal Refining	United States
Gold	United Precious Metal Refining Inc.*	United States
Gold	United Refining	United States
Gold	UYEMURA	United States
Gold	Williams Advanced Materials	United States
Gold	Williams Bufalo	United States

Metal	Smelter or Refiner Name	Country
Gold	Williams Gold Refining Co., Ltd.	United States
Gold	Williams/ Williams Brewster	United States
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	Uzbekistan
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Universal Precious Metals Refining Zambia	Zambia
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
Tantalum	Plansee Group	Austria
Tantalum	Plansee SE Liezen	Austria
Tantalum	Plansee SE Reutte	Austria
Tantalum	CIF	Brazil
Tantalum	LSM Brasil S.A.*	Brazil
Tantalum	Mineracao Taboca S.A.*	Brazil
Tantalum	Resind Industria e Comercio Ltda.*	Brazil
Tantalum	Anhui Herrman Impex Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	China
Tantalum	Changsha Southern	China
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	China
Tantalum	Conghua Tantalum & Niobium Smeltery	China
Tantalum	Douluoshan Sapphire Rare Metal Co., Ltd.	China
Tantalum	F&X Electro-Materials Ltd.*	China
Tantalum	FIR Metals & Resource Ltd.*	China
Tantalum	Fujian Nanping	China
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.*	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	China
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili Branch	China
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	China
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	China
Tantalum	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tantalum	Jiangxi Tuohong New Raw Material*	China
Tantalum	Jiangxi Yichun	China
Tantalum	Jiujiang Janny New Material Co., Ltd.*	China
Tantalum	Jiujiang Jinxin Nonferous Metals Co., Ltd.*	China
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	China
Tantalum	Jiujiang Tanbre Co., Ltd.*	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	China
Tantalum	King-Tan Tantalum Industry Ltd.	China
Tantalum	Nantong Tongjie Electrical Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	China
Tantalum	RFH	China
Tantalum	RFH Tantalum Smeltry Co., Ltd.*	China

Metal	Smelter or Refiner Name	Country
Tantalum	Shandong Guoda gold Co., Ltd.	China
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	China
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.*	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China
Tantalum	Zhuhou Cemeted Carbide Works Imp. & Exp. Co.	China
Tantalum	Molycorp Silmet A.S.	Estonia
Tantalum	NPM Silmet AS*	Estonia
Tantalum	Ethiopian Minerals Development Share Company	Ethiopia
Tantalum	H.C. Starck GmbH	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck Hermsdorf GmbH*	Germany
Tantalum	H.C. Starck Smelting GmbH & Co. KG*	Germany
Tantalum	H.C. Starck Tantalum and Niobium GmbH*	Germany
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)*	India
Tantalum	Vishay Tantalum	Israel
Tantalum	Asaka Riken Co Ltd*	Japan
Tantalum	Global Advanced Metals Aizu*	Japan
Tantalum	H.C. Starck GmbH	Japan
Tantalum	Matsuo Electric	Japan
Tantalum	Metal Do	Japan
Tantalum	Mitsui Mining and Smelting Co., Ltd.*	Japan
Tantalum	Nippon Metals & Mining	Japan
Tantalum	Nippon Mining & Metals	Japan
Tantalum	SUMITOMO (A.L.M.T Corp.)	Japan
Tantalum	Taki Chemical Co., Ltd.*	Japan
Tantalum	Yano Metal	Japan
Tantalum	Ulba Metallurgical Plant JSC*	Kazakhstan
Tantalum	Posco	Korea, Republic of
Tantalum	Power Resources Ltd.*	Macedonia, The Former Yugoslav Republic of
Tantalum	KEMET Blue Metals*	Mexico
Tantalum	Solikamsk	Russian Federation
Tantalum	Solikamsk Magnesium Works OAO*	Russian Federation
Tantalum	Solikamsk Metal Works	Russian Federation
Tantalum	Nippon Mining & Metals	Singapore
Tantalum	Tantalite Resources	South Africa
Tantalum	Nitora	Switzerland
Tantalum	H.C. Starck Co., Ltd.*	Thailand
Tantalum	NEC Tokin Electronics (Thailand) Co., Ltd.	Thailand
Tantalum	Advanced Metallurgical Group N.V. (AMG)	United States

Metal	Smelter or Refiner Name	Country
Tantalum	D Block Metals, LLC*	United States
Tantalum	Exotech Inc.*	United States
Tantalum	Fombell	United States
Tantalum	Gannon & Scott	United States
Tantalum	Global Advanced Metals	United States
Tantalum	Global Advanced Metals Boyertown*	United States
Tantalum	H. C. Stark	United States
Tantalum	H.C. Starck GmbH	United States
Tantalum	Hi-Temp	United States
Tantalum	Hi-Temp Specialty Metal Incorporated	United States
Tantalum	Kamet Blue Powder Corporation	United States
Tantalum	Kemet Blue Powder*	United States
Tantalum	Praxair MRC	United States
Tantalum	QuantumClean*	United States
Tantalum	Starck	United States
Tantalum	Talley Metals	United States
Tantalum	Telex Metals*	United States
Tantalum	Tranzact, Inc.	United States
Tin	ABC	Algeria
Tin	Eximetal S.A.	Argentina
Tin	Ausmelt Limited	Australia
Tin	Tennant Metal Pty., Ltd.	Australia
Tin	Plansee Group	Austria
Tin	Jean Goldcchmidt International S.A.	Belgium
Tin	Metallo Belgium N.V.*	Belgium
Tin	Metallo Chimique	Belgium
Tin	Umicore Haboken	Belgium
Tin	Elmet S.A. de C.V.	Bolivia
Tin	EM Vinto*	Bolivia
Tin	Empresa Metallurgica Vinto	Bolivia
Tin	Empressa Nacional de Fundiciones (ENAF)	Bolivia
Tin	OMSA	Bolivia
Tin	Operaciones Metalugicas SA.*	Bolivia
Tin	Oxbow Metales de Mexico S. de R.L de C.V.	Bolivia
Tin	Productos Minerales del Norte S.A. de C.V.	Bolivia
Tin	PT Tambang Timah	Bolivia
Tin	SGS Bolivia S.A.	Bolivia
Tin	Vinto	Bolivia
Tin	Best Metals	Brazil
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	Brazil

Metal	Smelter or Refiner Name	Country
Tin	Cooper Santa	Brazil
Tin	Cooperativa Metalurgica de Rondonia Ltda.	Brazil
Tin	CooperMetal	Brazil
Tin	Estanho de Rondonia S.A.	Brazil
Tin	Ferro Alloys de México, S.A. de C.V.	Brazil
Tin	Fundipar	Brazil
Tin	Funsur	Brazil
Tin	IBF IND Brasileira de Ferroligas Ltda.	Brazil
Tin	Inbra Ind E Com De Metais Ltda.	Brazil
Tin	Industria Brasileira de Ferro Ligas Ltda.	Brazil
Tin	Magnu’s Minerais Metais e Ligas Ltda.*	Brazil
Tin	Melt Metais e Ligas S.A.*	Brazil
Tin	Mineracao Taboca S.A.*	Brazil
Tin	Resind Industria e Comercio Ltda.*	Brazil
Tin	Soft Metals Ltda.*	Brazil
Tin	Super Ligas	Brazil
Tin	Taboca	Brazil
Tin	Taboca/Paranapanema	Brazil
Tin	Termomecanica	Brazil
Tin	White Solder Metalurgia e Mineração Ltda.*	Brazil
Tin	AIM	Canada
Tin	Essar Steel Algoma	Canada
Tin	Teck Metals Ltd.	Canada
Tin	Academy Precious Metals (China) Co., Ltd.	China
Tin	Allgemeine Gold & Silberscheideanstalt	China
Tin	Almit	China
Tin	Amalgamated Metal Corporation PLC	China
Tin	Amalgament	China
Tin	American Iron and Metal	China
Tin	Ami Bridge Enterprise Co., Ltd.	China
Tin	An Chen	China
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	China
Tin	Anson Solder & Tin Products Made Ltd.	China
Tin	Aoki Loboratories Ltd.	China
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	China
Tin	ATI Metalworking	China
Tin	Atlantic Metals	China
Tin	Ausmelt Limited	China
Tin	Balver Zinn	China
Tin	Bangka	China

Metal	Smelter or Refiner Name	Country
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	China
Tin	Best Metals	China
Tin	Bonoka Beliting Indonesia	China
Tin	Britannia Refined Metals Ltd.	China
Tin	Butterworth Smelter	China
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	China
Tin	Changzhou Chemical Research Institute Co. Ltd.	China
Tin	Chengfeng Metals Co. Pte., Ltd.	China
Tin	Chenzhou Gold Arrow Solder Co., Ltd	China
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	China
Tin	Cheong Hing	China
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.*	China
Tin	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	China
Tin	China Sino-Platinum Metals Co., Ltd	China
Tin	China Gold International Resources Corp., Ltd.	China
Tin	China Hongqiao	China
Tin	China Huaxi Group Nandan	China
Tin	China Minmetals Corp.	China
Tin	China Rare Metal Material Co., Ltd.	China
Tin	China Tin (Hechi)	China
Tin	China Tin Co., Ltd.	China
Tin	China Tin Group, Co., Ltd.*	China
Tin	China Tin Lai Ben Smelter Co., Ltd.	China
Tin	China Tin Smelter Co., Ltd.	China
Tin	China YunXi mining	China
Tin	CIF	China
Tin	CNMC (Guangxi) PGMA Co., Ltd.	China
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	China
Tin	Cookson Group	China
Tin	Cookson Sempsa	China
Tin	Copper Suzhou Co.	China
Tin	CS	China
Tin	Dae Chang Ind Co. Ltd.	China
Tin	Dae Kil Metal Co., Ltd.	China
Tin	Daewoo International	China
Tin	Doctor of Solder Products Co., Ltd.	China
Tin	Dongguan CameroonChemical Materials Co., Ltd.	China
Tin	Dongguan City Huayu Metals Materials Co., Ltd.	China
Tin	Dongguan Dong wu Violent-toxic Chemical Products Co., Ltd.	China
Tin	Dongguan Dongxu Metal Surface Handle Co., Ltd.	China

Metal	Smelter or Refiner Name	Country
Tin	Dongguan Lason Metel Materials Co., Ltd.	China
Tin	Dongguan Standard Electronic Material Co., Ltd.	China
Tin	Dongguan Yuecheng Metal Materials Co., Ltd.	China
Tin	Dongguan Zhong Ju Tin Electronic Co., Ltd.	China
Tin	DongGuang Jinnji Precision Die Machine Inc.	China
Tin	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	China
Tin	Dr. Soldering Tin Products Co., Ltd.	China
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	China
Tin	Duk San Hi-Metal Co., Ltd.	China
Tin	Duoluoshan Sapphire Rare Metal Co., Ltd.	China
Tin	Duoxin	China
Tin	Echememi Enterprise Corp. (Futures Exchange)	China
Tin	Electroloy Coroperation Sdn. Bhd.	China
Tin	Electroloy Metal Pte., Ltd.	China
Tin	Empresa Metallurgica Vinto	China
Tin	ESG Edelmetallservice GmbH & Co. KG	China
Tin	Ethiopian Minerals Development Share Company	China
Tin	First Copper Technology Co., Ltd.	China
Tin	Fombell,	China
Tin	Fuji Metal Mining	China
Tin	Fujian Nanping	China
Tin	Fujian Zijin Copper Industry Co., Ltd.	China
Tin	Full Armor Industries (shares) Ltd.	China
Tin	Funsur	China
Tin	Furukawa Electric	China
Tin	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	China
Tin	Ge Jiu Ye Lian Chang	China
Tin	Gejiu Fengming Metallurgy Chemical Plant*	China
Tin	Gejiu Gold Smelter Minerals Co., Ltd.	China
Tin	Gejiu Jin Ye Mineral Co., Ltd.	China
Tin	Gejiu Kai Meng Industry and Trade LLC*	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	China
Tin	Gejiu Yunxi Croup Corp.	China
Tin	Gejiu Yunxin Colored Electrolytic Co., Ltd.	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	China
Tin	Gejiu Zi-Li	China
Tin	Gejiu Zili Mining and Metallurgy Co., Ltd.	China
Tin	Gejiushi Ziikuangye Youxiangongsi	China
Tin	Gibbs Wire & Steel Co.	China
Tin	Gold and Silver Refining Strokes Ltd.	China

Metal	Smelter or Refiner Name	Country
Tin	Gold Bell Group	China
Tin	Gong An Ju	China
Tin	Goodway	China
Tin	Government (Police Dept.)	China
Tin	Grant Manufacturing and Alloying	China
Tin	Guang Xi Hua Xi Corp.	China
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.*	China
Tin	GuangDong Jiatian Stannum Products Co., Ltd.	China
Tin	Guangdong MingFa Precious Metal Co., Ltd.	China
Tin	GuangXi China Tin	China
Tin	Guangxi China Tin Group	China
Tin	Guangxi China Tin Metal Materials Company	China
Tin	Guangxi Hua Xi Corp.	China
Tin	Guangxi Huaxi Group Limited	China
Tin	GuangXi PING GUI Flying Saucer Ltd. Co.	China
Tin	Guangxi Pinggui PGMA Co., Ltd.	China
Tin	Guangxi Zhongshan Gold Bell Smelting Co., Ltd.	China
Tin	Guangzhou Non-Ferrous Metals Research Institute	China
Tin	Guangzhou Special Copper & Electronics material Co., Ltd.	China
Tin	Guangzhou Tianshuo Electroni Technology Co., Ltd.	China
Tin	GuanXi China Tin Group Co., Ltd.	China
Tin	Guanyang Guida Nonferrous Metal Smelting Plant*	China
Tin	Guixi Smelter	China
Tin	H.J.Enthoven & Sons	China
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	China
Tin	Hana-High Metal	China
Tin	Hanbaek Nonferrous Metals	China
Tin	Handok	China
Tin	Harima Smelter	China
Tin	Harmony Gold Refinery	China
Tin	HeChi Metallurgical Chemical Factory	China
Tin	Heesung Catalysts Corp.	China
Tin	Heesung Material Ltd.	China
Tin	Heesung Metal Ltd.	China
Tin	Henan Province in Gold Investment Management Ltd.	China
Tin	Henan San Men Xia	China
Tin	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	China
Tin	Henan Zhongyuan Gold Smelter Co., Ltd.	China
Tin	Heraeus Group	China
Tin	Heraeus Materials Singapore Pte., Ltd.	China

Metal	Smelter or Refiner Name	Country
Tin	Heraeus Materials Technology	China
Tin	Heraeus Oriental Hitec Co., Ltd.	China
Tin	Heraeus Technology Center	China
Tin	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd.	China
Tin	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	China
Tin	High Quality Technology Co., Ltd.	China
Tin	High-Power Surface Technology	China
Tin	High-Tech Co., Ltd. Taiwan	China
Tin	Hikaru Suites Ltd.	China
Tin	Hisikari Mine	China
Tin	Hitachi Cable	China
Tin	Hon Hai	China
Tin	Hon Shen Co., Ltd.	China
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
Tin	Hon-Hai	China
Tin	HonHai Precision Co., Ltd.	China
Tin	Hua Eng Wire & Cable Co., Ltd.	China
Tin	Huahong Co., Ltd.	China
Tin	Huanggang City Tongding Metallic Material Co., Ltd.	China
Tin	Huanggang Tongding	China
Tin	Huaxi Guangxi Group	China
Tin	Huaxi Smelting Co., Ltd.	China
Tin	HuiChang Hill Tin Industry Co., Ltd.*	China
Tin	Huichang Jinshunda Tin Co., Ltd.*	China
Tin	Huichang Shun Tin Kam Industries, Ltd.	China
Tin	Huizhou Taiwan Electronic Component Limited Company	China
Tin	Hunan Nonferrous Metals Holding Group Co., Ltd.	China
Tin	Hyundai-Steel	China
Tin	IBF IND Brasileira de Ferroligas Ltda.	China
Tin	IMLI	China
Tin	Increasingly and Chemical (Suzhou) Co., Ltd.	China
Tin	Indonesia (Bangka)	China
Tin	Indonesian Tin Ingot	China
Tin	Inwu Xiang-Gui Mining and Metallurgy Co., Ltd.	China
Tin	IPS	China
Tin	Ishikawa Metal Co., Ltd.	China
Tin	Jan Janq	China
Tin	Japan Pure Chemical	China
Tin	Jau Janq Enterprise Co., Ltd.	China
Tin	Jean Goldcchmidt International S.A.	China

Metal	Smelter or Refiner Name	Country
Tin	Jia Lung Corp.	China
Tin	Jiangmen Huayuan Industry Co., Ltd.	China
Tin	Jiangsu Xinhai Copper Co., Ltd.	China
Tin	Jiangxi Copper Corporation (JCC)	China
Tin	JiangXi JiaWang	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	China
Tin	Jiangxi Nanshan	China
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	China
Tin	Jie Sheng	China
Tin	Jin Dong Heng	China
Tin	Jin Jinyin Refining Company Limited	China
Tin	Jin Tian	China
Tin	Jin Yi Group	China
Tin	Jin Zhou	China
Tin	JinBao Electronic Co., Ltd.	China
Tin	Jinfeng Gold Mine Smelter	China
Tin	Jinlong Copper Co., Ltd.	China
Tin	Johnson Matthey Hong Kong Ltd.	China
Tin	Ju Tai Industrial Co., Ltd.	China
Tin	Kai Union Industry and Trade Co., Ltd.	China
Tin	Kai Unita Trade Limited Liability Company	China
Tin	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	China
Tin	Kanfort Industrial (Yantai) Co., Ltd.	China
Tin	Katapang	China
Tin	Kee Shing	China
Tin	Ketabang	China
Tin	Kewei Tin Co., Ltd.	China
Tin	Kihong T & G	China
Tin	Koba	China
Tin	Koki Japan	China
Tin	KuanShan China Ai Sen Self-Conductor Materials Company	China
Tin	Kunming High-tech Industrial Developing Area	China
Tin	Kunshan Jinli chemical industry reagents Co., Ltd.	China
Tin	Kunshan Tianhe Solder Manufacturing Co., Ltd.	China
Tin	Kunshan Xiubo	China
Tin	Kuntai	China
Tin	Kupol	China
Tin	Kyocera	China
Tin	Labin China Tin Smelting Co., Ltd.	China
Tin	Laibin Huaxi Smelter	China

Metal	Smelter or Refiner Name	Country
Tin	Laibin Smeltery Of Liuzhou China Tin Group Co., Ltd.	China
Tin	LaiBin Smelting	China
Tin	LBMA	China
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	China
Tin	LG-Nikko	China
Tin	Lian Jing	China
Tin	Lian Xing Plating Factory	China
Tin	Lingbao Jinyuan Tonghu	China
Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
Tin	Linwu Xianggui Mineral Smelting Co., Ltd.	China
Tin	Linwu Xianggui Smelter Co., Ltd.	China
Tin	Linxens	China
Tin	Littelfuse	China
Tin	Liuzhhou China Tin	China
Tin	London Bullion Market Association	China
Tin	Lupon Enterprise Co., Ltd.	China
Tin	Ma On Shuguang Smelting Plant	China
Tin	MacDermid Fine Chemical Co., Ltd. Hong Kong	China
Tin	Malaysia Smelting Corporation Berhad	China
Tin	Materials Eco-Refining Co., Ltd.	China
Tin	Matsuo Nn Da Ltd.	China
Tin	Matsushima Metal Corporation	China
Tin	MCP Heck	China
Tin	MCP Metal Specialist Inc.	China
Tin	Meng Neng	China
Tin	Metal Do	China
Tin	Metallic Materials	China
Tin	Metallic Materials Branch of Guangxi China Tin Group Co., Ltd.	China
Tin	Metalor Technologies (Suzhou) Ltd.	China
Tin	Metalor Technologies Singapore Pte., Ltd.	China
Tin	Millard Wire	China
Tin	Ming Li Jia smelt Metal Factory	China
Tin	Minmetals Ganzhou Tin Co., Ltd.	China
Tin	Mitsubishi Electric Metecs Co., Ltd.	China
Tin	Mitsui & Co Precious Metals Inc.	China
Tin	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	China
Tin	MK Electron	China
Tin	Morigin Company	China
Tin	Multiple Xin Precision Metal Electroplating Factory	China
Tin	N.E. Chemcat Corporation	China

Metal	Smelter or Refiner Name	Country
Tin	Nancang Metal Material Co.,Ltd	China
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	China
Tin	Nantong Tongjie Electrical Co., Ltd.	China
Tin	Nathan Trotter & Co., Inc.	China
Tin	Natsuda Sangyo Co., Ltd	China
Tin	Neomax Hitachi	China
Tin	New Original Metal (China) Co., Ltd.	China
Tin	Nghe Tin Non-Ferrous Metal	China
Tin	Nihon Genma MFG Co., Ltd.	China
Tin	Nihon Kagaku Sangyo Co., Ltd.	China
Tin	Nihon Superior Co., Ltd.	China
Tin	Niihama Nickel Refinery	China
Tin	Ningbo Jintian copper (Group) Company Limited	China
Tin	Nippon Filler Metals Ltd.	China
Tin	Nippon Mining & Metals	China
Tin	NTET Thailand	China
Tin	Parex International Corp.	China
Tin	PGMA	China
Tin	PL Timah Tbk	China
Tin	Plansee Group	China
Tin	Poongsan Corporation	China
Tin	Posco	China
Tin	Precious Metal Sales Corp.	China
Tin	Pro Wu Xianggui Mining Co., Ltd.	China
Tin	PT Babel Surya Alam Lestari	China
Tin	PT Citralogam	China
Tin	PT Indra Eramult Logam Industri	China
Tin	PT. Supra Sukses Trinusa	China
Tin	PT.Tambang Timah	China
Tin	Pure Technology	China
Tin	QianDao Co., Ltd.	China
Tin	Qualitek Delta Philippines	China
Tin	Rahman Hydrulic Tin Sdn., Bhd.	China
Tin	RBT	China
Tin	Realized the Enterprise Co., Ltd.	China
Tin	Redling Dolder (M) Sdn., Bhd.	China
Tin	Richemax International Co., Ltd.	China
Tin	Rohm & Haas Elec. Materials	China
Tin	RST	China
Tin	SA Minsur	China

Metal	Smelter or Refiner Name	Country
Tin	Samatron	China
Tin	Samhwa Non-Ferrorus Metal Ind. Co., Ltd	China
Tin	Samtec	China
Tin	Sanmenxia HengSheng Science Technology R&D Co., Ltd.	China
Tin	Scotia Mocatta	China
Tin	ScotiaMocatta, The Bank of Nova Scotia	China
Tin	Seirenngyousya	China
Tin	Sen Silver	China
Tin	Sendi (Japan): Kyocera Corporation	China
Tin	Senju Metal Industry Co., Ltd.	China
Tin	Sewon Korea	China
Tin	SGE (Shanghai Gold Exchange)	China
Tin	SGS	China
Tin	SGS Bolivia S.A.	China
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
Tin	Shang Hai Gold Trader	China
Tin	Shanghai Gold Exchange	China
Tin	Shanghai Yuanhao Surface Finishing	China
Tin	ShangHai YueQiang Metal Products Co., Ltd.	China
Tin	ShangQi	China
Tin	Shao Xing Tian Long Tin Materials Co., Ltd.	China
Tin	Shen Mao Solder (M) Sdn., Bhd.	China
Tin	Shen Zhen Qi Xiang Da Hua Gong Gong Si	China
Tin	Shen Zhen Rui Yun Feng Industry Co., Ltd.	China
Tin	Shen Zhen Thousand Island Ltd.	China
Tin	Shenmao Technology Inc.	China
Tin	Shenzhen Chemicals & Light Industry Co., Ltd.	China
Tin	Shenzhen City Thai Industrial Co., Ltd.	China
Tin	Shenzhen Fujun Material Technology Co., Ltd.	China
Tin	Shenzhen Heng Zhong Industry Co., Ltd.	China
Tin	Shenzhen keaixin Technology	China
Tin	Shenzhen New Jin Spring Solder Products Co., Ltd.	China
Tin	Shenzhen Tiancheng Chemical Co., Ltd.	China
Tin	Shenzhen Urban Pubic Bureau of China	China
Tin	Shenzhen Yi Cheng Industrial	China
Tin	Shinko Electric Industries Co., Ltd.	China
Tin	Shuer Der Industry (Jiangsu) Co., Ltd.	China
Tin	Singapore LME Tin	China
Tin	Sinitron, Shenmao Solder (M) Sdn., Bhd.	China
Tin	SKE (China): Shanghai Kyocera Electronics Co., Ltd.	China

Metal	Smelter or Refiner Name	Country
Tin	Smelting Branch of Yunnan Tin Company Ltd.	China
Tin	Smic Senju Malaysia	China
Tin	Suzhou Chemical Co., Ltd.	China
Tin	Sojitz	China
Tin	Solar	China
Tin	Solar Applied Materials Technology Corp.	China
Tin	Solder Coat Co., Ltd.	China
Tin	Soochow University’s	China
Tin	Standard Bank	China
Tin	Strain DS Force Shop	China
Tin	Stretti	China
Tin	Sumisho	China
Tin	Sun Surface Technology Co., Ltd.	China
Tin	Superior Technology (Shenzen) Co., Ltd.	China
Tin	Suzhou Co., Ltd.	China
Tin	Suzhou Feixiang Solder Materials Co., Ltd.	China
Tin	Suzhou Jinyi Jewelry Factory	China
Tin	Suzhou Xingrui Noble	China
Tin	Tai Wan Qing Gao Qi Ye You Xian Gong Si	China
Tin	Tai zhou chang san Jiao electron Co., Ltd.	China
Tin	Taicang City Nancang Metal Material Co., Ltd.	China
Tin	Taicang Jiangsu	China
Tin	Taicang Nancang Metal Meterial Co., Ltd.	China
Tin	Taizhou Changsanjiao Co., Ltd.	China
Tin	Talcang City Nankang Metal Material Co., Ltd.	China
Tin	Tamura	China
Tin	Tantalite Resources	China
Tin	TCC Steel	China
Tin	TDK	China
Tin	Technic Inc.	China
Tin	Tennant Metal Pty., Ltd.	China
Tin	The Force Bridge Surface Treatment Material Factory	China
Tin	The Guests China Tin Smelting Co., Ltd.	China
Tin	The Hutti Gold Mines Co., Ltd.	China
Tin	TianCheng Chemical industry	China
Tin	Tiancheng Metal Materials Co., Ltd.	China
Tin	Tianjin Huamei	China
Tin	Tianshui Ling Bo Technology Co., Ltd.	China
Tin	Tianshui Longbo Business & Trade Co., Ltd.	China
Tin	Tim Plating Gejiu	China

Metal	Smelter or Refiner Name	Country
Tin	TIMA	China
Tin	Timah Company	China
Tin	Tin Products Manufacturing Co., Ltd.	China
Tin	Tong Ding Metal Company Ltd.	China
Tin	Tongding Metallic Material Co., Ltd.	China
Tin	Tongling Nongferrous Metals Group Holdings Co., Ltd.	China
Tin	Traxys	China
Tin	UBS	China
Tin	UBS AG	China
Tin	Umicore	China
Tin	Umicore Galvanotechnik GmbH	China
Tin	Umicore Haboken	China
Tin	Uniforce Metal Industrial Corp.	China
Tin	United Refining	China
Tin	Univertical International (Suzhou) Co., Ltd.	China
Tin	Uyemura	China
Tin	Vishay Intertechnology	China
Tin	WC Heraeus Hanau	China
Tin	Well-Lin Enterprise Co., Ltd.	China
Tin	Westfalenzinn	China
Tin	Westmetall GmbH & Co. KG	China
Tin	Wilhelm Westmetall	China
Tin	Williams Bufalo	China
Tin	Williams Gold Refining Co., Inc.	China
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	China
Tin	WKK	China
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China
Tin	Wujiang City Luxe Tin Factory	China
Tin	Wuxi Lantronic Electronic Co., Ltd.	China
Tin	Wuxi Middle Treasure Materials	China
Tin	Wuxi Yunxi Sanye Solder Factory	China
Tin	Xi Niu Po Management Zone	China
Tin	Xia Yi Metal Industries (shares) Ltd.	China
Tin	XiHai - Liuzhou China Tin Group Co., Ltd.	China
Tin	Xin Furukawa Metal (Wuxi) Co., Ltd.	China
Tin	Xin Wang Copper Smelter	China
Tin	Xingrui Noble Metal Material Co., Ltd.	China
Tin	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	China
Tin	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	China
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	China

Metal	Smelter or Refiner Name	Country
Tin	Yi Chengda Tin Corp.Ltd	China
Tin	Yoo Chang Metal	China
Tin	YQ	China
Tin	YTCL, Yuntinic Resources Inc. (Smelting Branch of Yunnan Tin Company Limited)	China
Tin	YTMM	China
Tin	Yun Lan Xi Ye	China
Tin	Yun Nan Tin Co., Ltd.	China
Tin	Yun Nan Tin Company Limited*	China
Tin	Yun Xi	China
Tin	Yun’an Dian’xi Tin Mine	China
Tin	Yunnan Chengfeng	China
Tin	Yunnan Chengfeng Non-Ferrous Metals Co., Ltd.*	China
Tin	Yunnan Chengo Electric Smelting Plant	China
Tin	Yunnan Geiju Zili Metallurgy Co., Ltd.	China
Tin	YunNan GeJiu Jin Ye Mineral Co., Ltd.	China
Tin	YunNan Gejiu Yunxin Electrolyze Limited	China
Tin	Yunnan Metallurgical Group Co., Ltd.	China
Tin	Yunnan Tin Co., Ltd.	China
Tin	Yunnan Xiangyunfeilong Non-Ferrous Metals Co., Ltd.	China
Tin	YunNan XiYe	China
Tin	Yunnan Xiye Co., Ltd.	China
Tin	Yunnan, China Rare Metal Materials Company	China
Tin	Yuntinic Chemical GmbH	China
Tin	Yuntinic Resources	China
Tin	YunXi	China
Tin	YunXi Group	China
Tin	Yun’xin Non-ferrous Electroanalysis Ltd.	China
Tin	Yutinic Resources	China
Tin	Zhangzhou Macro Real Non-Ferrous Metals	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	China
Tin	Zhao Yuan Gold Smelter of Zhongjin Gold Corporation	China
Tin	Zhaojin Gold & Silver Refinery Co., Ltd.	China
Tin	Zhaojin Gold Argentine Refining Company Limited	China
Tin	Zhaojin Group & Gold Mineral China Co., Ltd.	China
Tin	Zhaojin Refining	China
Tin	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Tin	Zhejiang Huangyan Xinqian Electrical	China
Tin	Zhen Bo Shi Ye Co., Ltd.	China
Tin	Zhongjin Gold Corporation Limited	China
Tin	Zhongshan Jinye Smelting Co., Ltd.	China

Metal	Smelter or Refiner Name	Country
Tin	ZhongShi	China
Tin	Zhuhai Horyison Solder Co., Ltd.	China
Tin	Zhuzhou Smelter Group Co., Ltd.	China
Tin	Zi Jin Copper	China
Tin	Zong Yang Industrial Co., Ltd.	China
Tin	Zuhai Horyison Solder Co., Ltd.	China
Tin	Ing.Josef Kořínek	Czech Republic
Tin	Mineral-Metal s.r.o.	Czech Republic
Tin	Vitkovicke Slevarny	Czech Republic
Tin	AFICA	France
Tin	Alltech Metal	France
Tin	Arcelor La Plaine	France
Tin	Heraus	France
Tin	IPS	France
Tin	KME France	France
Tin	MBO	France
Tin	Metaconcept	France
Tin	PBT	France
Tin	Reynolds	France
Tin	Sorimetal	France
Tin	Traxys	France
Tin	5N Plus	Germany
Tin	A.M.P.E.R.E. Deutsch	Germany
Tin	Allgemeine Gold & Silberscheideanstalt	Germany
Tin	Ampere Polska Sp. z o.o. (trader)	Germany
Tin	Balver Zinn	Germany
Tin	BNT Chemicals GmbH	Germany
Tin	Brinkmann Chemie AG	Germany
Tin	Diehl Mettal	Germany
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	Germany
Tin	Feinhutte Halsbrucke GmbH	Germany
Tin	Gebrueder Kemper GMBH	Germany
Tin	Gomat-e-K.	Germany
Tin	Grillo-Handel	Germany
Tin	Heimerle + Meule GmbH	Germany
Tin	Heraeus Hanau	Germany
Tin	Heraeus Materials Technology GmbH & Co. KG	Germany
Tin	Kiesow Dr. Brinkmann	Germany
Tin	KME Germany	Germany
Tin	Koepp Schaum GmbH	Germany

Metal	Smelter or Refiner Name	Country
Tin	MacDermid GmbH	Germany
Tin	MCP Heck	Germany
Tin	Neuhaus	Germany
Tin	Richard Stenzhorn GmbH	Germany
Tin	Rohm & Haas Elec. Materials	Germany
Tin	RST	Germany
Tin	Salzgitter	Germany
Tin	Sevotrans	Germany
Tin	Süddeutsche Metallhandels-Gesellschaft GmbH	Germany
Tin	Sundwiger Messingwerk GmbH & Co. KG	Germany
Tin	WC Heraeus Hanau	Germany
Tin	Westfalenzinn	Germany
Tin	Westmetall GmbH & Co. KG	Germany
Tin	Wieland Werke AG	Germany
Tin	Wilhelm Westmetall	Germany
Tin	Winter Metalle GmbH	Germany
Tin	Yuntinic Chemical GmbH	Germany
Tin	Zhejiang Strong Soldering Materials Co., Ltd.	Ghana
Tin	Heraeus Technology Center	Hong Kong
Tin	Manaas Meyerlargical	India
Tin	Amalgamated Metal Corporation PLC	Indonesia
Tin	Bangka	Indonesia
Tin	Banka	Indonesia
Tin	BML	Indonesia
Tin	Bonoka.Beliting Indonesia	Indonesia
Tin	Brand IMLI	Indonesia
Tin	Brand RBT	Indonesia
Tin	CV Ayi Jaya*	Indonesia
Tin	CV DS Jaya Abadi	Indonesia
Tin	CV Dua Sekawan*	Indonesia
Tin	CV Duta Putra Bangka	Indonesia
Tin	CV Gita Pesona*	Indonesia
Tin	CV Jus Tindo	Indonesia
Tin	CV Makmur Jaya	Indonesia
Tin	CV Nurjanah	Indonesia
Tin	CV Prima Timah Utama	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV Tiga Sekawan	Indonesia
Tin	CV United Smelting*	Indonesia
Tin	CV Venus Inti Perkasa*	Indonesia

Metal	Smelter or Refiner Name	Country
Tin	IMLI	Indonesia
Tin	Indonesia State Tin Corp	Indonesia
Tin	Indonesian State Tin Corporation Mentok Smelter	Indonesia
Tin	Indonesian Tin Ingot	Indonesia
Tin	JI Jenderal Sudirman	Indonesia
Tin	JX Nippon Mining & Metals Co., Ltd.	Indonesia
Tin	Ketabang	Indonesia
Tin	Kihong T&G	Indonesia
Tin	KOBA	Indonesia
Tin	Kundur Smelter	Indonesia
Tin	Mentok Smelter	Indonesia
Tin	MENTPL	Indonesia
Tin	Montok Smelter	Indonesia
Tin	Nghe Tin Non-Ferrous Metal	Indonesia
Tin	Nihon Superior Co., Ltd.	Indonesia
Tin	Operaciones Metalugicas S.A.	Indonesia
Tin	PL Timah Tbk	Indonesia
Tin	PT Alam Lestari Kencana	Indonesia
Tin	PT Aries Kencana Sejahtera*	Indonesia
Tin	PT Artha Cipta Langgeng*	Indonesia
Tin	PT ATD Makmur Mandiri Jaya*	Indonesia
Tin	PT Babel Inti Perkasa*	Indonesia
Tin	PT Babel Surya Alam Lestari	Indonesia
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Prima Tin*	Indonesia
Tin	PT Bangka Putra Karya	Indonesia
Tin	PT Bangka Serumpun*	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Tin Industry*	Indonesia
Tin	PT Belitung Industri Sejahtera*	Indonesia
Tin	PT Bellitin Makmur Lestari	Indonesia
Tin	PT Bukit Timah*	Indonesia
Tin	PT Cipta Persada Mulia	Indonesia
Tin	PT Donna Kembara Jaya	Indonesia
Tin	PT DS Jaya Abadi*	Indonesia
Tin	PT Eunindo Usaha Mandiri*	Indonesia
Tin	PT Fang Di MulTindo	Indonesia
Tin	PT Hanjaya Perkasa Metals	Indonesia
Tin	PT HP Metals Indonesia	Indonesia
Tin	PT Indora Ermulti	Indonesia

Metal	Smelter or Refiner Name	Country
Tin	PT Indra Eramult Logam Industri	Indonesia
Tin	PT Inti Stania Prima*	Indonesia
Tin	PT Justindo	Indonesia
Tin	PT Karimun Mining*	Indonesia
Tin	PT Kijang Jaya Mandiri*	Indonesia
Tin	PT Koba	Indonesia
Tin	PT Koba Tin	Indonesia
Tin	PT Lautan Harmonis Sejahtera*	Indonesia
Tin	PT Menara Cipta Mulia*	Indonesia
Tin	PT Mitra Stania Prima*	Indonesia
Tin	PT O.M. Indonesia	Indonesia
Tin	PT Panca Mega Persada*	Indonesia
Tin	PT Prima Timah Utama*	Indonesia
Tin	PT Putra Karya	Indonesia
Tin	PT Refined Bangka Tin*	Indonesia
Tin	PT Sariwiguna Binasentosa*	Indonesia
Tin	PT Singkep Times Utama	Indonesia
Tin	PT Smelting	Indonesia
Tin	PT Stanindo Inti Perkasa*	Indonesia
Tin	PT Sukses Inti Makmur*	Indonesia
Tin	PT Sumber Jaya Indah*	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah	Indonesia
Tin	PT Timah (Persero) Tbk	Indonesia
Tin	PT Timah (Persero) Tbk Kundur*	Indonesia
Tin	PT Timah (Persero) Tbk Mentok*	Indonesia
Tin	PT Timah Nusantara	Indonesia
Tin	PT Timah TBK	Indonesia
Tin	PT Timah; Pan light Corporation	Indonesia
Tin	PT Tinindo Inter Nusa*	Indonesia
Tin	PT Tommy Utama*	Indonesia
Tin	PT Wahana Perkit Jaya	Indonesia
Tin	PT Yinchendo Mining Industry	Indonesia
Tin	PT Citralogam Alphasejahtera	Indonesia
Tin	PT Indra Eramulti Logam Industri	Indonesia
Tin	PT Koba Tin	Indonesia
Tin	PT Supra Sukses Trinusa	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah Tbk	Indonesia
Tin	PT.Citralogam	Indonesia

Metal	Smelter or Refiner Name	Country
Tin	PT Ds Jaya Abadi	Indonesia
Tin	PT.Indra Eramulti Logam Industri	Indonesia
Tin	PT.Tambang Timah	Indonesia
Tin	RBT	Indonesia
Tin	Selayang Solder Sdn.Bhd.	Indonesia
Tin	Solderindo	Indonesia
Tin	STANCHEM Sp. j. (trader)	Indonesia
Tin	TIMA	Indonesia
Tin	Timah Company	Indonesia
Tin	Trade Secret	Indonesia
Tin	Unit Metalurgi PT Timah (Persero) Tbk	Indonesia
Tin	Unit Timah Kundur PT Tambang	Indonesia
Tin	United Smelter	Indonesia
Tin	Yunnan Tin Co., Ltd.	Indonesia
Tin	YUNXIN Colored Electrolysis Company Limited	Indonesia
Tin	Todini And Co Spa	Italy
Tin	ACT JAPAN	Japan
Tin	Chofu Works	Japan
Tin	Dowa*	Japan
Tin	Fuji Metal Mining	Japan
Tin	Furukawa Electric	Japan
Tin	Harada Metal Industry Co., Ltd.	Japan
Tin	Hitachi Cable	Japan
Tin	Hitachi Metals, Ltd.	Japan
Tin	Ishihara Chemical Co. Ltd.	Japan
Tin	Ishikawa Metal Co., Ltd.	Japan
Tin	Koki Japan	Japan
Tin	Koki Products Co., Ltd.	Japan
Tin	Leybold Co., Ltd.	Japan
Tin	Materials Eco-Refining Co., Ltd.	Japan
Tin	Matsuo Handa Co., Ltd.	Japan
Tin	Mitsubishi Electric Metecs Co., Ltd.	Japan
Tin	Mitsubishi Material Corporation*	Japan
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co., Ltd.	Japan
Tin	N.E. Chemcat Corporation	Japan
Tin	Nihon Superior Co., Ltd.	Japan
Tin	Nihon Genma MFG Co., Ltd.	Japan
Tin	Nihon Kagaku Sangyo Co., Ltd.	Japan
Tin	Nihon Superior Co., Ltd.	Japan
Tin	Nippon Filler Metals Ltd.	Japan

Metal	Smelter or Refiner Name	Country
Tin	Phonon Meiwa Inc.	Japan
Tin	San-Etsu Metals	Japan
Tin	Senju Metal Industry Co., Ltd.	Japan
Tin	Settu Chemical Industry	Japan
Tin	Showa KaKo	Japan
Tin	Solder Coat Co., Ltd.	Japan
Tin	Tamura	Japan
Tin	TDK	Japan
Tin	The Pine Island Metal Co., Ltd.	Japan
Tin	Thousand Live Metal Industrial Co., Ltd.	Japan
Tin	Tochij	Japan
Tin	Yukenkougiyou	Japan
Tin	Dae Chang Ind Co. Ltd.	Korea, Republic of
Tin	Dae Kil Metal Co., Ltd	Korea, Republic of
Tin	Daewoo International	Korea, Republic of
Tin	Duk San Hi-Metal Co., Ltd.	Korea, Republic of
Tin	Hanbaek nonferrous metals	Korea, Republic of
Tin	HEESUNG MATERIAL LTD	Korea, Republic of
Tin	Heesung Metal Ltd.	Korea, Republic of
Tin	Heraeus Oriental Hitec Co., Ltd.	Korea, Republic of
Tin	Hyundai-Steel	Korea, Republic of
Tin	LS- Nikko Copper Inc	Korea, Republic of
Tin	Poongsan Corporation	Korea, Republic of
Tin	Posco	Korea, Republic of
Tin	Samatron	Korea, Republic of
Tin	Samhwa Non-ferrorus Metal Ind. Co., Ltd.	Korea, Republic of
Tin	TCC Steel	Korea, Republic of
Tin	Banka	Malaysia
Tin	Bintulu	Malaysia
Tin	Butterworth Smelter	Malaysia
Tin	Corporation Berhad (MSC)	Malaysia
Tin	Electroloy Coroperation Sdn., Bhd.	Malaysia
Tin	Hana-High Metal	Malaysia
Tin	Jau Janq (MSC)	Malaysia
Tin	JAUJANQ_Malaysia Smelting Corp.	Malaysia
Tin	KOBA	Malaysia
Tin	Malaysia Aluminium & Alloy Sdn.,.Bhd.	Malaysia
Tin	Malaysia Smelting Company*	Malaysia
Tin	Malaysia Smelting Corporation Berhad	Malaysia
Tin	Modeltech Sdn., Bhd.	Malaysia

Metal	Smelter or Refiner Name	Country
Tin	MSC	Malaysia
Tin	Rahman Hydrulic Tin Sdn., Bhd.	Malaysia
Tin	Redling Dolder (M) Sdn., Bhd.	Malaysia
Tin	Senju Metal Industry Co., Ltd.	Malaysia
Tin	Shen Mao Solder (M) Sdn., Bhd.	Malaysia
Tin	Shenmao Technology Inc.	Malaysia
Tin	Sin Asahi Solder (M) Sdn., Bhd.	Malaysia
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	Malaysia
Tin	Smic Senju Malaysia	Malaysia
Tin	Stretti	Malaysia
Tin	Ind. Minera Mexico	Mexico
Tin	Pongpipat Company Limited	Myanmar
Tin	M&R Claushuis B.V.	Netherlands
Tin	Hayes Metals Pty., Ltd.	New Zealand
Tin	Amalgament	Peru
Tin	Funsur	Peru
Tin	Funsur Smelter	Peru
Tin	Mecomsa, S.A. de C.V.	Peru
Tin	Minsur Mines*	Peru
Tin	Minsur S.A. Tin Metal (Funsur)	Peru
Tin	Nathan Trotter & Co., Inc.	Peru
Tin	PISCO	Peru
Tin	E-tech Philippines	Philippines
Tin	O.M. Manufacturing Philippines, Inc.*	Philippines
Tin	Qualitek Delta Philippines	Philippines
Tin	Fenix Metals Sp. Z o.o.*	Poland
Tin	Standard Sp. Z.o.o.	Poland
Tin	CSC Pure Technologies	Russian Federation
Tin	Kupol	Russian Federation
Tin	Novosibirsk Integrated Tin Works	Russian Federation
Tin	Novosibirsk Smelter	Russian Federation
Tin	Pure Technology	Russian Federation
Tin	Phoenix Metal Ltd.	Rwanda
Tin	Chengfeng Metals Co Pte., Ltd.	Singapore
Tin	Electroloy Metal Pte., Ltd.	Singapore
Tin	Heraeus Group	Singapore
Tin	Heraeus Materials Singapore Pte., Ltd.	Singapore
Tin	Singapore Asahi Chemical & Solder Industries	Singapore
Tin	Singapore LME Tin	Singapore
Tin	Sizer Metals Pte.	Singapore

Metal	Smelter or Refiner Name	Country
Tin	Sizer Metals Pte., Ltd.	Singapore
Tin	Umicore Precious Metal (S) Pte., Ltd.	Singapore
Tin	Uni Bros Metal Pte., Ltd.	Singapore
Tin	CIMSA, S.A.	Spain
Tin	Elmet S.L.U.	Spain
Tin	Metallo Spain S.L.U.*	Spain
Tin	Norteña de Metales, S.A.	Spain
Tin	Baoshida Swissmetall	Switzerland
Tin	Egli Fischer	Switzerland
Tin	IMPAG AG	Switzerland
Tin	Metallum Metal Trading	Switzerland
Tin	Metalor	Switzerland
Tin	UBS Metalor	Switzerland
Tin	Angelcast Enterprise Co., Ltd.	Taiwan
Tin	Bridge Enterprise Co., Ltd.	Taiwan
Tin	Chernan Technology Co., Ltd.	Taiwan
Tin	Chuan Kai Aluminum Co., Ltd.	Taiwan
Tin	Da Tong Co., Ltd	Taiwan
Tin	Dyfenco Green Applied Materials Co., Ltd.	Taiwan
Tin	First Copper Technology Co., Ltd.	Taiwan
Tin	Fuji Metal Mining	Taiwan
Tin	Full Armor Industries (shares) Ltd.	Taiwan
Tin	Hua Eng. Wire & Cable Co., Ltd.	Taiwan
Tin	High-Tech Co., Ltd.	Taiwan
Tin	Jan Janq	Taiwan
Tin	Jau Janq Enterprise Co., Ltd.	Taiwan
Tin	Kuan Shuo Ind. Co., Ltd.	Taiwan
Tin	Li Chun Metals Co., Ltd.	Taiwan
Tin	Lupon Enterprise Co., Ltd	Taiwan
Tin	Man Yi Metal Industry (Stock) Co., Ltd.	Taiwan
Tin	Minchai Metal Indust	Taiwan
Tin	Redsun Metal Ind. Co., Ltd.	Taiwan
Tin	Rui Da Hung*	Taiwan
Tin	Shen Mao Solder (M) Sdn., Bhd.	Taiwan
Tin	Shenmao Technology Inc.	Taiwan
Tin	Taiwan Totai Co., Ltd.	Taiwan
Tin	Taiwan Total Co., Ltd.	Taiwan
Tin	Ton Yi Industrial Corporation	Taiwan
Tin	Uniforce Metal Industrial Corp.	Taiwan
Tin	Vertex Metals Incorporation	Taiwan

Metal	Smelter or Refiner Name	Country
Tin	Well Fore Special Wire	Taiwan
Tin	Welley	Taiwan
Tin	Well-Lin Enterprise Co., Ltd.	Taiwan
Tin	Yao Zhang Enterprise Co., Ltd.	Taiwan
Tin	Zong Yang Industrial Co., Ltd.	Taiwan
Tin	Fuji Metal Mining	Thailand
Tin	Koki Products Co.,Ltd	Thailand
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	Thailand
Tin	S Company	Thailand
Tin	Thai Sarco*	Thailand
Tin	Thai Solder Industry Corp., Ltd.	Thailand
Tin	Thailand Smelting & Refining Co Ltd	Thailand
Tin	Ultracore Co., Ltd.	Thailand
Tin	Pireks	Turkey
Tin	Sarbak	Turkey
Tin	5N Plus	United Kingdom
Tin	Amalgamated Metal Corporation PLC	United Kingdom
Tin	Britannia Refined Metals Ltd.	United Kingdom
Tin	Darley Dale Smelter	United Kingdom
Tin	H.J.Enthoven & Sons	United Kingdom
Tin	HL Thorne	United Kingdom
Tin	Indium Corporation of Europe	United Kingdom
Tin	Karas Plating Ltd.	United Kingdom
Tin	Keeling & Walker	United Kingdom
Tin	MCP Metal Specialist Inc.	United Kingdom
Tin	MCP Mining & Chemical Products Ltd.	United Kingdom
Tin	AK Steel Corp.	United States
Tin	Alent plc	United States
Tin	Aleris	United States
Tin	Allied Material (A.L.M.T) Corp.	United States
Tin	Alpha Metals	United States
Tin	Alpha Metals Korea Ltd.	United States
Tin	Alpha*	United States
Tin	Alrec	United States
Tin	Aluminum Alloys Inc.	United States
Tin	Aluminum Resources	United States
Tin	Amalgament	United States
Tin	American Iron and Metal	United States
Tin	ArcelorMittal Burns Harbor	United States
Tin	Arco Alloys	United States

Metal	Smelter or Refiner Name	Country
Tin	Assaf Conductors Ltd.	United States
Tin	ATI Metalworking	United States
Tin	Atlantic Metals	United States
Tin	Atlas Pacific	United States
Tin	Ayrubis	United States
Tin	Colonial Metals Co.	United States
Tin	Cookson	United States
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	United States
Tin	Custom Alloy Light Metals Inc.	United States
Tin	Eastern Alloys	United States
Tin	Gibbs Wire & Steel Co.	United States
Tin	Grant Manufacturing and Alloying	United States
Tin	H. Kramer & Co.	United States
Tin	IMC Metals America, LLC	United States
Tin	Imperial Zinc	United States
Tin	International Wire Group, Inc.	United States
Tin	Kalas Wire	United States
Tin	MacDermid	United States
Tin	Magnesium Elekton Inc.	United States
Tin	MCP Group	United States
Tin	MCP Metal Specialist Inc.	United States
Tin	Met-AL	United States
Tin	Metallic Resources Inc*	United States
Tin	Metropolitan Alloys Corp	United States
Tin	Midland Industries	United States
Tin	Millard Wire	United States
Tin	Nathan Trotter & Co., Inc.	United States
Tin	North Star BlueScope Steel, LLC	United States
Tin	Nucor Steel	United States
Tin	Ohio Precious Metals, LLC	United States
Tin	Palm International	United States
Tin	Pure Technology	United States
Tin	Ritchey Metals	United States
Tin	RSI	United States
Tin	Samtec	United States
Tin	Severstal Columbus	United States
Tin	Severstal Dearborn	United States
Tin	Shapiro	United States
Tin	Sipi Metals Corp.	United States
Tin	So Accurate Refining Group	United States

Metal	Smelter or Refiner Name	Country
Tin	Spectro Alloys	United States
Tin	Steel Dynamics	United States
Tin	Swopes Salvage	United States
Tin	TAP	United States
Tin	Technic Inc.	United States
Tin	The Miller Company	United States
Tin	Trialco	United States
Tin	Univertical Corp.	United States
Tin	Wieland Metals	United States
Tin	Yutinic Reousrces	United States
Tin	An Thai Minerals Co., Ltd.	Vietnam
Tin	An Vinh Joint Stock Mineral Processing Company	Vietnam
Tin	Da Nang Processing Import and Export Joint Stock	Vietnam
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Vietnam
Tin	NGHE Tin Non-Ferrous Metal	Vietnam
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Vietnam
Tin	Vqb Mineral and Trading Group Joint Stock Company	Vietnam
Tungsten	Alta Group	American Samoa
Tungsten	Plansee Group	Austria
Tungsten	Plansee SE Liezen	Austria
Tungsten	WBH	Austria
Tungsten	Wolfram Bergbau und Hutten AG*	Austria
Tungsten	ACL Metais Eireli*	Brazil
Tungsten	North American Tungsten	Canada
Tungsten	Sumitomo	Canada
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	China
Tungsten	Beijing Zenith Materials	China
Tungsten	Buffalo Tungsten	China
Tungsten	ChangChun Up-Optech	China
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	China
Tungsten	Chengdu Hongbo Industrial Co., Ltd.	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	China
Tungsten	Chenzhou,Chenzhou Mining Group	China
Tungsten	China Alluter Technology (Shenzhen) Co., Ltd.	China
Tungsten	China Minmetals Corp.	China
Tungsten	China National Non Ferrous	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	China
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Tungsten	Fujian Jinxin Tungsten Co. Ltd*	China

Metal	Smelter or Refiner Name	Country
Tungsten	Gan Bei Tungsten Industry Co. Ltd.	China
Tungsten	Ganxian Shirui New Material Co., Ltd.	China
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	China
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	China
Tungsten	Ganzhou Hongfei W&Mo Materials Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Tungsten	Ganzhou Seadragon W&Mo Co,.Ltd.*	China
Tungsten	Ganzhou Sinda W&Mo Co., Ltd.	China
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China
Tungsten	Golden Egret	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	China
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	China
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	China
Tungsten	Jiangxi	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	China
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	China
Tungsten	Jiangxi Tungsten Co., Ltd	China
Tungsten	Jiangxi Tungsten Industry Group Co., LTD	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	China
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	China
Tungsten	Kanto Denka Kogyo Co., Ltd.	China
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	China
Tungsten	Materion Corp.	China
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tungsten	Ninghua Xingluokeng Tungsten Mining Co Ltd	China
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	China

Metal	Smelter or Refiner Name	Country
Tungsten	Sichuan Metals & Materials Imp & Exp Co	China
Tungsten	Sincemat Co, Ltd	China
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City*	China
Tungsten	Sumitomo	China
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	China
Tungsten	W-Si靶材	China
Tungsten	Xiamen Golden Egret Special Alloy (HC) Co. Ltd.	China
Tungsten	Xiamen H.C.	China
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	China
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.*	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	China
Tungsten	Zhangyuan Tungsten Co Ltd	China
Tungsten	Zhuhou Cemeted Carbide Works Imp. & Exp. Co.	China
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck Smelting GmbH & Co. KG*	Germany
Tungsten	H.C. Starck Smelting GmbH & Co.KG	Germany
Tungsten	H.C. Starck Tungsten GmbH*	Germany
Tungsten	HC Starck GmbH	Germany
Tungsten	Starck	Germany
Tungsten	Mehra Ferro-Alloys Pvt., Ltd.	India
Tungsten	MSC (wei te)	Indonesia
Tungsten	A.L.M.T. Tungsten Corp.*	Japan
Tungsten	AIDA Chemical Industries Co., Ltd.	Japan
Tungsten	Allied Material (A.L.M.T) Corp.	Japan
Tungsten	ALMT Corp.	Japan
Tungsten	Axis Material Limited	Japan
Tungsten	Central Glass / Japan	Japan
Tungsten	Hitachi Ltd.	Japan
Tungsten	Hitachi Metals, Ltd.	Japan
Tungsten	Hitachi Metals, Ltd. Yasugi Works	Japan
Tungsten	Izawa Metal Co., Ltd.	Japan
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd.)	Japan
Tungsten	Japan New Metals Co., Ltd.*	Japan
Tungsten	JX Nippon Mining & Metals Co. Ltd	Japan
Tungsten	Kanto Denka Kogyo Co., Ltd.	Japan
Tungsten	Kyoritsu Gokin Co., Ltd.	Japan
Tungsten	Mitsubishi Material Corporation	Japan
Tungsten	Mitsui Mining and Smelting Co., Ltd.	Japan
Tungsten	Nihon Superior Co., Ltd.	Japan

Metal	Smelter or Refiner Name	Country
Tungsten	Nippon Kinzoku	Japan
Tungsten	Nippon Micrometal Corp	Japan
Tungsten	Nippon Steel	Japan
Tungsten	Nippon Tungsten Co., Ltd.	Japan
Tungsten	Saganoseki Smelter & Refinery	Japan
Tungsten	Sendi (Japan): Kyocera Corporation	Japan
Tungsten	Sunaga Tungsten	Japan
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Tungsten	Tosoh	Japan
Tungsten	ULVAC, Inc.	Japan
Tungsten	ULVAC,Inc	Japan
Tungsten	Yano Metal	Japan
Tungsten	Air Liquide Far Eastern (ALFE)	Korea, Republic of
Tungsten	Degutea	Korea, Republic of
Tungsten	Integrated Circuit	Korea, Republic of
Tungsten	TaeguTec (Korea Tungsten company)	Korea, Republic of
Tungsten	Taiyo Nippon Sanso Taiwan	Korea, Republic of
Tungsten	Woltech Korea Co., Ltd.*	Korea, Republic of
Tungsten	Philippine Chuangxin Industrial Co., Inc.*	Philippines
Tungsten	HC Starck GmbH	Russian Federation
Tungsten	Hydrometallurg, JSC*	Russian Federation
Tungsten	Moliren Ltd*	Russian Federation
Tungsten	Pobedit JSC	Russian Federation
Tungsten	Unecha Refractory Metals Plant*	Russian Federation
Tungsten	Wolfram Company CJSC	Russian Federation
Tungsten	Cookson Sempsa	Spain
Tungsten	Sandvik Material Technology	Sweden
Tungsten	Allied Material (A.L.M.T) Corp.	Taiwan
Tungsten	Assab	Taiwan
Tungsten	Solar Applied Materials Technology Corp.	Taiwan
Tungsten	Air Products	United States
Tungsten	Allydne	United States
Tungsten	Alta Group	United States
Tungsten	Altlantic Metals	United States
Tungsten	ATI Firth Sterling	United States
Tungsten	ATI Metalworking	United States
Tungsten	ATI Tungsten Materials	United States
Tungsten	Bruweiler Precise Sales Co.	United States
Tungsten	CWB Materials	United States
Tungsten	Fort Wayne Wire Die	United States

Metal	Smelter or Refiner Name	Country
Tungsten	Global Advanced Metals	United States
Tungsten	Global Tungsten & Powders Corp*	United States
Tungsten	GTP	United States
Tungsten	GTP,Osram Sylvania,Global Tungsten & Powders Corp USA	United States
Tungsten	HC Starck GmbH	United States
Tungsten	Hi-Temp Specialty Metal Incorporated	United States
Tungsten	IES Technical Sales	United States
Tungsten	Kennametal Fallon*	United States
Tungsten	Kennametal Huntsville*	United States
Tungsten	Kennametal Inc.	United States
Tungsten	Meterion Advanced Materials Thin Film Products	United States
Tungsten	Micro 100	United States
Tungsten	Midwest Tungsten Wire Co.	United States
Tungsten	Niagara Refining LLC*	United States
Tungsten	North American Tungsten	United States
Tungsten	Praxair	United States
Tungsten	Sandvik	United States
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	United States
Tungsten	Sylham	United States
Tungsten	Tosoh	United States
Tungsten	Triumph Northwest	United States
Tungsten	Tungsten Diversified Industries LLC	United States
Tungsten	Voss Metals Company, Inc.	United States
Tungsten	Williams Brewster	United States
Tungsten	Wort Wayne Wire Die	United States
Tungsten	Asia Tungsten Products Vietnam Ltd.*	Vietnam
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	Vietnam
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.*	Vietnam
Tungsten	Tejing Tungsten	Vietnam
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.*	Vietnam